SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K



                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): June 14, 2000
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                            BARNES & NOBLE, INC.
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           (Exact name of Registrant as Specified in its Charter)


                                  Delaware
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               (State or other Jurisdiction of Incorporation)


             1-12302                                   06-1196501
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     (Commission File Number)              (IRS Employer Identification No.)


        122 Fifth Avenue, New York, NY                    10011
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  (Address of Principal Executive Offices)              (Zip Code)


Registrant's Telephone Number, Including Area Code     212-633-3300
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                               Not Applicable
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       (Former Name or Former Address, if Changed Since Last Report )

                    _____________________________________

                   Exhibit Index appears on page 4 hereof.

Item 5.  Other Events.

On May 4, 2000, Barnes & Noble, Inc. (the "Company") and B&N Acquistion Corporation , a wholly-owned indirect subsidiary of the Company (the "Purchaser"), executed a definitive merger agreement (the "Merger Agreement") providing for the acquisition of Funco, Inc., a Minneapolis-based electronic games retailer ("Funco"), for approximately $161.5 million.

Pursuant to the terms of the Merger Agreement, on May 16, 2000, the Purchaser commenced a cash tender offer (the "Offer") for all outstanding shares of common stock of Funco (the "Shares") for $24.75 per share. The Offer expired, as scheduled, on Tuesday, June 13, 2000 at 12:00 midnight, New York City time. On June 14, 2000, the Offer was completed and the Purchaser accepted for payment approximately 98% of the outstanding Shares of Funco.

Following the completion of the Offer, on June 16, 2000, Purchaser merged with and into Funco, with Funco surviving as a wholly-owned indirect subsidiary of the Company (the "Merger"). In the Merger, those shareholders of Funco who did not tender their Shares (other than the Company and its subsidiaries and shareholders exercising dissenters' rights) were entitled to receive the same price per Share that was offered in the Offer for each Share held by them.

The terms and conditions of the acquisition (including the Offer and the Merger) are more fully described in the Merger Agreement, which is incorporated by reference as Exhibit 2.1 to the Company's Report on Form 8-K filed on May 10, 2000.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits

          2.1 Agreement and Plan of Merger, dated as of May 4, 2000, by and among Funco, Inc., Barnes & Noble, Inc. and B&N Acquisition Corporation (incorporated by reference to the Report on Form 8-K of Company filed on May 10, 2000)


                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              BARNES & NOBLE, INC.
                              (Registrant)


                              By:/s/  Maureen O'Connell
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                              Name:     Maureen O'Connell
                              Title:    Chief Financial Officer

Date: June 23, 2000

                                EXHIBIT INDEX


EXHIBIT NO.

     2.1 Agreement and Plan of Merger, dated as of May 4, 2000, by and among Funco, Inc., Barnes & Noble, Inc. and B&N Acquisition Corporation (incorporated by reference to the Report on Form 8-K of Company filed on May 10, 2000)